Summary Prospectus FundX Conservative ETF (XRLX) Listed on NYSE Arca, Inc. January 31, 2026

Before you invest, you may want to review the FundX Conservative ETF's (the "Fund" or the “Conservative ETF”) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.fundxfunds.com. You may also obtain this information at no cost by calling 1-866-455-FUND [3863] or by sending an e-mail to issue@fundx.com. The Fund’s Prospectus and Statement of Additional Information, both dated January 31, 2026, are incorporated by reference into this Summary Prospectus.
Investment Objective
The FundX Conservative ETF (the “Fund” or “Conservative ETF”) seeks to obtain capital appreciation over the long term while at times providing a low level of current income to reduce portfolio volatility.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Conservative ETF. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

FundX Conservative ETF

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%
Other Expenses	None
Acquired Fund (Underlying ETF) Fees and Expenses(1)	0.20%
Total Annual Fund Operating Expenses	1.20%
(1) The Total Annual Fund Operating Expenses for the Fund do not correlate to the Ratio of Expenses to Average Net Assets provided in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
Example
This Example is intended to help you compare the cost of investing in the Conservative ETF with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Conservative ETF for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Conservative ETF’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
FundX Conservative ETF	$122	$381	$660	$1,455
Portfolio Turnover
The Conservative ETF may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). If transaction costs are involved, a higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Conservative ETF shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Conservative ETF’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.
Principal Investment Strategies
The Conservative ETF is an ETF-of-ETFs and as such invests primarily in ETFs (“Underlying ETFs”). The Underlying ETFs, in turn, invest primarily in individual securities such as common stocks and corporate or government bonds.
Because markets change, the Advisor manages the Conservative ETF’s portfolio using an active investment strategy called Upgrading, which seeks to capture global market trends. The Advisor invests in the Underlying ETFs that it considers to be in sync with current market leadership. The Advisor sells an Underlying ETF when it believes that the Underlying ETF is no longer performing in sync with current market leadership or if a new Underlying ETF is judged more attractive than a current holding.
The Advisor classifies the pool of Underlying ETFs into five risk/return categories, listed here from what it perceives to have the highest to lowest risk:
•Sector Equity (including single-country Emerging Markets) Underlying ETFs
•Aggressive Equity Underlying ETFs
•Core Equity Underlying ETFs
•Total Return Underlying ETFs
•Bond Underlying ETFs
Under normal market conditions, the Conservative ETF may invest in Core Equity Underlying ETFs, which generally invest in diversified portfolios of equity securities of well-established U.S. and foreign companies with a wide range of market capitalizations. Core Equity Underlying ETFs may also invest in fixed income securities. Core Equity Underlying ETFs allow the Fund to participate in broad stock market leadership trends, such as the rotation between growth and value stocks, large- and small-cap stocks, and international and domestic stocks. The Conservative ETF may purchase, without limit, shares of Underlying ETFs that invest in domestic, international and global securities.
The Conservative ETF may also invest in Total Return and Bond Underlying ETFs which are less aggressive. Total Return Underlying ETFs may employ a wide variety of investment strategies, including blending equity securities with fixed income instruments, and techniques designed to provide steady returns with dampened volatility, such as market neutral, long/short, and arbitrage strategies. Because Total Return Underlying ETFs are not fully invested in bonds, these funds typically have less credit and interest-rate risk. Bond Underlying ETFs invest in fixed income securities of varying maturity, credit quality (including high-yield securities, or “junk bonds”) and regional exposure. The Conservative ETF attempts to take advantage of bond market leadership trends by targeting those areas of the bond market that are excelling in the current market environment. The Conservative ETF aims to control downside risk by limiting exposure to more volatile areas of the bond market. Investments in Total Return and Bond Underlying ETFs are intended to reduce the risk and potential volatility of the Core Equity Underlying ETFs, although there can be no assurance that Bond Underlying ETFs will be able to moderate risk in this manner. The Conservative ETF utilizes Bond Underlying ETFs in an attempt to cushion stock market volatility because bond prices have historically fluctuated less than stocks, and bonds may provide steady interest payments that help support their returns.
See “More about the Funds’ Investment Objectives, Strategies and Risks – The Advisor’s Process for Classifying the Underlying ETFs” for more information on this system.

Principal Risks
An investment in the Conservative ETF entails risk. The Conservative ETF cannot guarantee that it will meet its investment objective. Since the price of the Underlying ETFs that the Conservative ETF holds may fluctuate, the value of your investment may fluctuate and you could lose all or a portion of your investment in the Conservative ETF. The following risks could affect the value of your investment:
▪ETF Risk - The Conservative ETF is an ETF and, as a result of an ETF’s structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Conservative ETF has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Cash Redemption Risk - The Conservative ETF’s investment strategy may require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. The Conservative ETF may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Conservative ETF to realize a capital gain that it might not have realized if it had made a redemption in-kind. As a result, the Conservative ETF may pay out higher annual capital gain distributions than if the in-kind redemption process was used. To the extent that the transaction fees charged for redemptions of creation units is insufficient to cover the Conservative ETF’s transaction costs of selling portfolio securities, the Conservative ETF’s performance could be negatively impacted.
◦Costs of Buying or Selling Shares - Due to the costs of buying or selling shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV - As with all ETFs, shares may be bought and sold in the secondary market at market prices. As a result, investors in the Conservative ETF may pay significantly more or receive significantly less for shares than the Conservative ETF’s NAV. Although it is expected that the market price of shares will approximate the Conservative ETF’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading - Although shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares may begin to mirror the liquidity of the Conservative ETF’s underlying portfolio holdings, which can be significantly less liquid than shares. This could lead to the Conservative ETF’s shares trading at a price that is higher or lower than the Conservative ETF’s NAV.
•General Market Risk – General market risk is the risk that the value of a Conservative ETF’s shares will fluctuate based on the performance of the securities held by the Underlying ETFs it owns. These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.
•Management Risk – Management risk describes the Conservative ETF’s ability to meet its investment objective based on the Advisor’s success or failure to implement investment strategies for the Conservative ETF.
•Foreign Securities Risk – The Underlying ETFs held by the Conservative ETF may have significant investments in foreign securities. Foreign securities risk entails risk relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.
•Emerging Markets Risk – In addition to the foreign securities risks mentioned above, emerging markets are generally more volatile and less liquid.
•Leverage Risk – Some Underlying ETFs may borrow money for leveraging and will incur interest expense. Leverage is investment exposure which exceeds the initial amount invested. Leverage can cause the portfolio to lose more than the principal amount invested. Leverage can magnify the portfolio’s gains and losses and therefore increase its volatility. The ETF does not invest in Underlying ETFs that utilize leverage as a part of their investment strategies.
•Small Company Risk – The Underlying ETFs may invest in securities of small companies, which involves greater volatility than investing in larger and more established companies.
•Large Company Risk – Large capitalization companies may fall out of favor with investors based on market and economic conditions. In return for the relative stability and low volatility of large capitalization companies, the Conservative ETF’s value may not rise as much as the value of funds that focus on companies with smaller market capitalizations.
•Sector Emphasis Risk – Some of the Underlying ETFs may have particular emphasis in one or more sectors, subjecting that Underlying ETF to sector emphasis risk. Sector emphasis risk is the possibility that a certain sector may underperform other sectors or the market as a whole.
•Interest Rate and Credit Risk – Interest rates may rise resulting in a decrease in the value of the securities held by the Underlying ETFs or may fall resulting in an increase in the value of such securities.
•High-Yield Securities (Junk Bond) Risk – The value of fixed-income securities held by the Underlying ETFs that are rated below investment grade are subject to additional risk factors such as increased possibility of default, illiquidity of the security and changes in value based on public perception of the issuer. High-Yield Securities are speculative and issuers of high yield securities may have reduced capacity to repay interest and principal.
•ETF Trading Risk – Because the Conservative ETF invests in ETFs, it is subject to additional risks that do not apply to conventional funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which the ETFs trade, which may impact a fund’s ability to sell its shares of an ETF.

•Portfolio Turnover Risk – To the extent the Conservative ETF invests in ETFs, it may be subject to the risks of having a high portfolio turnover rate. High portfolio turnover involves correspondingly greater expenses to a fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.
•Upgrading Strategy Risk – The Conservative ETF employs a strategy whereby it continually seeks to invest in the top-performing securities at a given time. If investment decisions are based, in part, on near-term performance, the Conservative ETF may be exposed to the risk of buying Underlying ETFs immediately following a sudden, brief surge in performance that may be followed by a subsequent drop in market value.
•Underlying ETFs Risk – The risks associated with the Conservative ETF include the risks related to each Underlying ETF in which the Conservative ETF invests. Although the Conservative ETF seeks to reduce the risk of your investment by diversifying among ETFs that invest in stocks and, in some cases, bonds, there are inherent risks of investing in various asset classes. The Conservative ETF must also pay its pro rata portion of an investment company’s fees and expenses.
•Securities Lending Risk – There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. As a result, the Conservative ETF may lose money.
•Market Events Risk – Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities. Periods of market volatility may occur in response to pandemics or other events outside of our control. These types of events could adversely affect the Conservative ETF’s performance. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or has significant exposure to the countries directly affected, the value and liquidity of a fund’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including a fund’s securities.
Performance
The following performance information provides some indication of the risks of investing in the Conservative ETF. The Conservative ETF is the successor to the FundX Conservative Upgrader Fund (the “Predecessor Fund”), as a result of the reorganization of the Predecessor Fund into the Conservative ETF on October 9, 2023, (the “Reorganization”). Prior to the Reorganization, the Conservative ETF had not yet commenced operations.
As of the Reorganization, the Conservative ETF has adopted the performance history of the Predecessor Fund, which operated as an open-end mutual fund. The Predecessor Fund was also advised by the Advisor and had the same investment objective and substantially similar strategies as the Conservative ETF. The bar chart shows the Predecessor Fund’s performance for the calendar years ended December 31. The table illustrates how the Predecessor Fund’s average annual returns for 1‑year, 5‑year and 10‑year periods compare with those of a broad measure of market performance. The Predecessor Fund’s past performance, before and after taxes, does not necessarily indicate how the Conservative ETF will perform in the future. Updated performance is available on the Conservative ETF’s website www.fundxetfs.com.
FundX Conservative ETF - XRLX
Calendar Year Total Return as of December 31

20%
0%
6.55%
10.97%
-3.10%
18.99%
11.64%
9.90%
-12.54%
8.91%
17.70%
7.67%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Best and Worst Quarters of the Fund
Best Quarter	6/30/2020	10.79%
Worst Quarter	3/31/2020	-13.20%

Average Annual Total Returns as of December 31, 2025 for the Fund
	1 Year	5 Years	10 Years
FundX Conservative ETF - XRLX
Return Before Taxes	7.67%	5.82%	7.28%
Return After Taxes on Distributions	6.63%	4.25%	5.84%
Return After Taxes on Distributions and Sale of Fund Shares	4.69%	4.10%	5.39%
Morningstar Global Market Large-Mid Cap Index* (reflects no deduction for fees, expenses or taxes)	22.48%	10.96%	11.60%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Balanced Index (60% S&P 500/40% Bloomberg US Aggregate Bond Index)	13.70%	8.47%	9.78%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%
*The inception date of the Morningstar Global Markets Large-Mid Cap Index is November 15, 2016, and the performance inception date of the index is June 30, 1998. Returns prior to the inception date have been synthetically calculated by the index provider.
The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Conservative ETF shares at the end of the period. The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if a fund’s shares were sold at the end of the specified period. The after‑tax returns are calculated using the highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. The after‑tax returns are not relevant if you hold your Conservative ETF shares through a tax-deferred account, such as a 401(k) plan or an IRA.
In certain cases, Return After Taxes on Distribution and Sale of Fund Shares may be higher than the other return figures for the same period. This will occur when a capital loss is realized upon the sale of Conservative ETF shares or provides an assumed tax benefit that increases the return. Your actual after-tax returns depend on your tax situation and may differ from these shown.
Investment Advisor
One Capital Management, LLC is the investment advisor to the Conservative ETF.
Portfolio Managers
Sean McKeon has served as portfolio manager of the Predecessor Fund since its 2002 inception and has served as portfolio manager of the Conservative ETF since its inception in October 2023. Steven Cowley, Lance Messervy, and Jeffrey Smith have served as portfolio manager of the Fund effective as of July 2025.
Purchase and Sale of Conservative ETF Shares
Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Conservative ETF throughout the trading day like any publicly traded security. The Conservative ETF’s shares are listed on the Exchange. The price of the Conservative ETF’s shares is based on market price and, because exchange-traded fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). The Conservative ETF issues and redeems shares on a continuous basis, at NAV, only in blocks of shares called Creation Units, principally in-kind, and only Authorized Participants (typically, broker-dealers) may purchase or redeem Creation Units. When buying or selling the Conservative ETF’s shares on the Exchange, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Conservative ETF (bid) and the lowest price a seller is willing to accept for shares of the Conservative ETF (ask) (the “bid-ask spread”). Recent information regarding the Conservative ETF’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at www.fundxetfs.com.
Tax Information
The Conservative ETF’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Conservative ETF through a broker-dealer or other financial intermediary (such as a bank), the Conservative ETF may pay for account servicing and the Advisor may pay the intermediary for the sale of Conservative ETF shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Conservative ETF over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.